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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 25, 1997


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF NOVEMBER 1, 1997, PROVIDING FOR THE ISSUANCE OF
            ASSET-BACKED FLOATING RATE CERTIFICATES, SERIES 1997-AQ2)


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)

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           Delaware                     333-39061               13-3439681
----------------------------         -----------          ----------------------
(State or Other Jurisdiction         (Commission          (I.R.S. Employer
of Incorporation)                    File Number)         Identification Number)

Seven World Trade Center
New York, New York                                               10048
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(Address of Principal                                            (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 783-5659



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                                       -2-


Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pool

                  On November 25, 1997, a single series of certificates, entitled Salomon Brothers Mortgage Securities VII, Inc., Asset-Backed Floating Rate Certificates, Series 1997-AQ2 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of November 1, 1997 (the "Agreement"), attached hereto as Exhibit 4.1, among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor"), Ameriquest Mortgage Company ("Ameriquest") as master servicer (in such capacity, the "Master Servicer") and Norwest Bank Minnesota, N.A., as trustee (the "Trustee"). The Certificates consist of eight classes of certificates (collectively, the "Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, adjustable rate, first lien mortgage loans having original terms to maturity not greater than 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $343,460,879.60 as of November 1, 1997 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement (the "Purchase Agreement"), dated November 20, 1997, among the Depositor, Salomon Brothers Realty Corp. and Ameriquest. The Certificates were sold by the Depositor to Salomon Brothers Inc, an affiliate of the Depositor, pursuant to an underwriting agreement, dated November 20, 1997, between the Depositor and Salomon.

                  The Certificates have the following initial Certificate Balances and initial Pass- Through Rates:


                     Initial Certificate
    Class             Principal Balance          Pass-through Rate
    -----             -----------------          -----------------
     A                  $269,616,000.00              Variable
     M-1                 $31,770,000.00              Variable
     M-2                 $23,184,000.00              Variable
     M-3                 $12,021,000.00              Variable
     CE                   $6,869,579.60              Variable
     R-I                        $100.00              Variable
     R-II                       $100.00              Variable
     R-III                      $100.00              Variable


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                                       -3-


                  The Certificates (except for the Class CE Certificates) and the Mortgage Loans are more particularly described in the Prospectus, dated November 20, 1997, and the Prospectus Supplement, dated November 20, 1997, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.


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                                       -4-



Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

                           (a)      Not applicable

                           (b)      Not applicable

                           (c)      Exhibits



      EXHIBIT NO.                         DESCRIPTION

          4.1 Pooling and Servicing Agreement, dated as of November 1, 1997, by and among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Ameriquest Mortgage Company as Master Servicer and Norwest Bank Minnesota, N.A., as Trustee, relating to the Series 1997-AQ2 Certificates.




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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 25, 1997

                                       SALOMON BROTHERS MORTGAGE
                                       SECURITIES VII, INC.



                                       By:      /s/ Susan Mills
                                           ----------------------------------
                                       Name:    Susan Mills
                                       Title:    Assistant Vice President




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                                INDEX TO EXHIBITS



                                                                   Sequentially
  Exhibit No.            Description                              Numbered Page
  -----------            -----------                              -------------
      4.1        Pooling and Servicing Agreement, dated as of          7
                 November 1, 1997, by and among Salomon
                 Brothers Mortgage Securities VII, Inc. as
                 Depositor, Ameriquest Mortgage Company as
                 Master Servicer and Norwest Bank Minnesota,
                 N.A. as Trustee, relating to the Series
                 1997-AQ2 Certificates.